UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2025

OTG Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42837	98-1868600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12003 Cielo Court

Palm Beach Gardens, Florida 33418

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (917) 488-5629

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant	OTGAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	OTGA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OTGAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 15, 2025, OTG Acquisition Corp. I (the “Company”) consummated its initial public offering (“IPO”) of 23,000,000 units (the “Units”), including the issuance of 3,000,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment, beginning 30 days after the completion of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-289828) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 25, 2025, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated September 11, 2025, by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters named on Schedule I thereto (the “Underwriters”), a copy of which is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated September 11, 2025, by and between the Company and B. Riley Securities, Inc., a copy of which is attached as Exhibit 1.2 hereto and is incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated September 11, 2025, by and between the Company and Northland Capital Markets, a copy of which is attached as Exhibit 1.3 hereto and is incorporated herein by reference.

●	A Business Combination Marketing Agreement, dated September 11, 2025, by and between the Company and Lake Street Capital Markets, LLC, a copy of which is attached as Exhibit 1.4 hereto and is incorporated herein by reference.

●	A Warrant Agreement, dated September 11, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

●	A Letter Agreement (the “Letter Agreement”), dated September 11, 2025, by and among the Company, OTG Acquisition Sponsor LLC (the “Sponsor”) and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

●	An Investment Management Trust Agreement, dated September 11, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

●	A Registration and Shareholder Rights Agreement, dated September 11, 2025, by and among the Company, the Sponsor and the other holders named therein, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated September 11, 2025, by and between the Company and the Sponsor (the “Sponsor Private Placement Units Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated September 11, 2025, by and among the Company and the Underwriters (the “Underwriters Private Placement Units Purchase Agreement” and, together with the Sponsor Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”), a copy of which is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

●	An Administrative Services and Indemnification Agreement, dated September 11, 2025, by and between the Company and Expedition Infrastructure Partners, LLC, a copy of which is attached as Exhibit 10.6 hereto and is incorporated herein by reference.

The material terms of such agreements are fully described in the Company’s final prospectus, dated September 11, 2025, as filed with the Commission on September 12, 2025 (the “Prospectus”) and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On September 15, 2025, simultaneously with the closing of the IPO, pursuant to the Private Placement Unit Purchase Agreements, the Company completed the private sales of an aggregate of 775,000 units (the “Private Placement Units”) to the Sponsor and the Underwriters at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $7,750,000. Of those 775,000 Private Placement Units, the Sponsor purchased 545,000 Private Placement Units and the Underwriters purchased 230,000 Private Placement Units.

The Private Placement Units are identical to the Units sold in the IPO, except that the Private Placement Units (i) will not be transferable or salable until 30 days after the completion of the Company’s initial business combination, subject to certain exceptions and (ii) will be (including the underlying securities) entitled to registration rights. The material terms of the Private Placement Units are fully described in the Prospectus and are incorporated herein by reference. No underwriting discounts or commissions were paid with respect to the sale of the Private Placement Units. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2025, in connection with the IPO, Richard Nottenburg was appointed to the board of directors of the Company (the “Board”). Scott Troeller, Steven Siesser and Wesley Cummins remain as members of the Board. Mr. Siesser, Mr. Cummins and Dr. Nottenburg are independent directors. Effective September 12, 2025, Mr. Siesser, Mr. Cummins and Dr. Nottenburg were appointed to the Board’s Audit Committee, with Dr. Nottenburg serving as chair of the Audit Committee; Mr. Siesser, Mr. Cummins and Dr. Nottenburg were appointed to the Board’s Compensation Committee, with Mr. Cummins serving as chair of the Compensation Committee; and Mr. Siesser, Mr. Cummins and Dr. Nottenburg were appointed to the Board’s Nominating Committee, with Mr. Siesser serving as chair of the Nominating Committee.

Following the appointment of Dr. Nottenburg, the Board is comprised of three classes. The term of office of the first class of directors, consisting of Dr. Nottenburg, will expire at the Company’s first annual general meeting of shareholders. The term of office of the second class of directors, consisting of Mr. Cummins, will expire at the Company’s second annual general meeting of shareholders. The term of office of the third class of directors, consisting of Mr. Siesser and Mr. Troeller, will expire at the Company’s third annual general meeting of shareholders.

On September 11, 2025, in connection with their appointments, each of the members of the Board entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Articles”) with the Cayman Islands Registrar of Companies, effective September 11, 2025. The terms of the Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $231,150,000 of the net proceeds from the IPO and the sale of the Private Placement Units was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, and up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Ordinary Shares included in the Units sold in the IPO (the “public shares”) if the Company is unable to complete its initial business combination within 24 months from the closing of the IPO (as may be extended by shareholder approval to amend the Articles) (the “completion window”), subject to applicable law or (iii) the redemption of the public shares properly submitted in connection with a shareholder vote to amend the Articles not for the purpose of approving, or in conjunction with the consummation of, an initial business combination (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if it has not consummated an initial business combination within the completion window or (B) with respect to any other material provisions relating to rights of holders of the Company’s Ordinary Shares or pre-initial business combination activity.

On September 12, 2025 the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 15, 2025 the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 11, 2025, by and between the Company and B. Riley Securities, Inc., as representative of the several underwriters named on Schedule I thereto.
1.2	Business Combination Marketing Agreement, dated September 11, 2025, by and between the Company and B. Riley Securities, Inc.
1.3	Business Combination Marketing Agreement, dated September 11, 2025, by and between the Company and Northland Capital Markets.
1.4	Business Combination Marketing Agreement, dated September 11, 2025, by and between the Company and Lake Street Capital Markets, LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated September 11, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated September 11, 2025, by and among the Company, OTG Acquisition Sponsor LLC and each of the officers and directors of the Company.
10.2	Investment Management Trust Agreement, dated September 11, 2025, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration and Shareholder Rights Agreement, dated September 11, 2025, by and among the Company, OTG Acquisition Sponsor LLC and the other holders named therein.
10.4	Private Placement Units Purchase Agreement, dated September 11, 2025, by and between the Company and OTG Acquisition Sponsor LLC.
10.5	Private Placement Units Purchase Agreement, dated September 11, 2025, by and among the Company and the Underwriters.
10.6	Administrative Services and Indemnification Agreement, dated September 11, 2025, by and between the Company and Expedition Infrastructure Partners, LLC.
99.1	Press Release, dated September 12, 2025.
99.2	Press Release, dated September 15, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTG ACQUISITION CORP. I

	By:	/s/ Scott Troeller
	Name:	Scott Troeller
	Title:	Chief Executive Officer

Dated: September 15, 2025